UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2019

Rave Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-12919	45-3189287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas	75056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RAVE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)          Rave Restaurant Group, Inc. (the “Company”) previously engaged Montgomery Coscia Greilich LLP (“MCG”) as the principal accountant to audit the Company’s financial statements for the fiscal year ending June 23, 2019.  Effective June 1, 2019, MCG’s audit practice was combined with Baker Tilly Virchow Krause, LLP (“Baker Tilly”) and, in connection with such transaction, MCG resigned as the Company’s independent registered public accounting firm.

During the two most recent fiscal years ended June 24, 2018 and June 25, 2017, and the subsequent interim periods preceding June 1, 2019, there were no (i) disagreements with MCG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to MCG’s satisfaction would have caused MCG to make reference in connection with their opinion to the subject matter of the disagreement, or (ii) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.  MCG’s audit reports on the Company’s consolidated financial statements as of and for the years ended June 24, 2018 and June 25, 2017 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided MCG with a copy of the disclosures contained in this Form 8-K and has requested that MCG furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether MCG agrees with the statements contained herein and, if not, stating the respects in which it does not agree.  A copy of MCG’s letter concurring with the statements contained herein is attached as Exhibit 16.1 to this Form 8-K.

(b)          On June 2, 2019, the Audit Committee of the Company engaged Baker Tilly as the principal accountant to audit the Company’s financial statements for the fiscal year ending June 23, 2019.  During the two most recent fiscal years ended June 24, 2018 and June 25, 2017, and through the subsequent interim periods preceding such engagement, the Company did not consult with Baker Tilly regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a “reportable event”  (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits

(d)          Exhibits.

16.1	Montgomery Coscia Greilich LLP letter dated June 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVE RESTAURANT GROUP, INC.

Date: June 6, 2019	By:	/s/ Andrea K. Allen
Andrea K. Allen, Chief Accounting Officer
(principal financial officer)